Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
9.	Commitments and Contingencies
Leases
The Company has entered into various operating leases for each of the restaurants owned and operated by BFRM and for its corporate headquarters. For the Successor period from December 16, 2020 to December 31, 2020 and the Predecessor period from January 1, 2020 to December 15, 2020 and the twelve-month period ended December 31, 2019, rent expense was approximately $40,000, $2,819,000 and $2,281,000, respectively. These lease agreements expire on various dates through 2026 and have renewal options. Approximate future minimum payments on these operating leases for the years ended December 31 are as follows (in thousands):

2021	$3,029
2022	3,329
2023	3,369
2024	3,047
2025	3,071
Thereafter	25,506
Sale Commitment
In February 2020, the Company entered into an asset purchase agreement with an unrelated third party for the sale of substantially all of the assets used in connection with the operation of BF Dania Beach, LLC for an aggregate purchase price of $1,299,000. During January to April 2020, the Company received three cash deposits totaling $906,500 in connection with this transaction. The closing of this transaction has been delayed due additional negotiation that has been on-going through April 28, 2021.In the event the transaction is terminated, the Company will keep operating the restaurant, and return the $906,500
to the unrelated third-party purchaser. Assets used in the operations of BF Dania Beach, LLC totaling

$732,000 have been classified as held for sale in the December 31, 2020 balance sheet.
Contingencies
BurgerFi International, LLC filed a lawsuit against a franchisee and its principals seeking declaratory judgments and damages in an amount to be proven at trial for various breaches of the applicable franchise agreements resulting from the defendants’ closure of a restaurant, their failure to open a second restaurant, and their operational defaults at the closed restaurant. In April 2016, the defendants filed a counterclaim, asserting that they had no responsibility for their losses, and instead, alleged that the Company engaged in breach of contract, fraud, misrepresentation, conversion in connection with the operation of the restaurant, and various other allegations, seeking damages of over $5 million. The case is pending before the court. On December 30, 2016, the court stayed the case pending the resolution of bankruptcy filings made by some of the defendants. No further action has occurred.
A franchisee filed a suit against BFI seeking unspecified damages in connection with plaintiff’s execution of franchise agreements for the development of 11 BurgerFi restaurants in certain specified trade areas in New York and Connecticut. Plaintiff alleges that BFI fraudulently induced the franchisee to enter into these agreements, and in the complaint made the following claims against BFI: fraud in the inducement, negligent misrepresentation, breach of implied covenant of good faith and fair dealing, and violation of FDUTPA and Florida’s Franchise Misrepresentation Act. BFI denied any wrong-doing, and moved to dismiss plaintiff’s claims. On May 4, 2018, we filed a counterclaim for unspecified money damages, and a third-party complaint against the guarantors, asserting breach of contract for, among other things: (1) failing to adhere to BFI’s operating standards in connection with the operation of their BurgerFi restaurant in Poughkeepsie, NY, and (2) failing to open the required number of BurgerFi restaurants per the minimum performance schedule set forth in their multi-unit operator agreements. The parties settled the case as of October 28, 2020. Under that settlement, the franchisee parties dropped all of their claims, agreed to terminate all of their multi-unit operator and franchise agreements, agreed to never again assert claims against us, and quit claim transferred their franchised restaurant to us; and we dropped our claims for money damages against them.
On December 1, 2019, a complaint was filed by a former officer of the Company (“Plaintiff”) against BurgerFi International, LLC for certain alleged breaches of an employment agreement. BurgerFi International, LLC filed a motion to dismiss the complaint on February 13, 2020. On May 20, 2020, the motion to dismiss was heard being granted in part and denied in part. The portion of the complaint not dismissed was answered by BurgerFi International, LLC with affirmative defenses raised on July 7, 2020.The plaintiff served various discovery requests (including notices of non-party
subpoenas) on July 9, 2020 as well as a motion to strike BurgerFi International, LLC’s affirmative defenses on July 16, 2020. BurgerFi International, LLC filed objections to the non-party
subpoenas on July 20, 2020. defenses on July 16, 2020. BurgerFi International, LLC filed objections to the non-party
subpoenas on July 20, 2020.
On September 11, 2020, a Motion to Dismiss was heard by the Court and certain claims were dismissed. The Complaint now involves claims for alleged Breach of Contract (Count I) and alleged Action for Equitable Relief Including an Accounting and Constructive Lien (Count II).
On July 8, 2020, the Company received a letter from an attorney hired on behalf of a former employee of the Company. This former employee was terminated for cause on May 5, 2020. This letter claims that the former employee was terminated wrongfully by the Company. The Company is of the opinion that allegations in this letter lack merit. We have reported the claim to our insurance carrier and outside counsel has been retained. Our counsel sent a letter to this former employee’s attorney lawyer denying all claims and the parties met for mediation on September 4, 2020 but were unable to resolve this matter We feel that all claims are meritless, and we plan to vigorously defend these allegations.
On February 22, 2021, the Company received correspondence from an attorney hired on behalf of a former officer of the Company claiming that the Company wrongfully terminated the employee in violation of the Florida Whistleblower statute. The Company does not believe the claim has any merit and has retained counsel to represent them. The parties are discussing a possible settlement and mediation.
On March 3, 2021, the Company received a letter from an attorney representing the franchisee that is in the process of purchasing a BurgerFi restaurant. The letter was sent in response to the Company’s demand letter to the franchisee requesting that he pays the balance of the purchase price and execute the franchise agreement that permits the operation of the restaurant. The franchisee has refused to do both and is now claiming that the purchase price was verbally lowered. In addition, the franchisee attorney’s letter claims that the Company owes his client monies resulting from the franchisee’s purchase of equipment in reliance on the Company’s supposed verbal representation to use the franchisee’s marketing services. Both of the franchisee’s claims are false and the Company expects to vigorously defend such allegations.
Management is unable to determine the likelihood of a loss or range of loss, if any, which may result from the cases described above, therefore, no contingent liability has been recorded as of December 31, 2020.
The Company is subject to other legal proceedings and claims that arise during the normal course of business. Management believes that any liability, in excess of applicable insurance coverages or accruals, which may result from these claims, would not be significant to the Company’s financial position or results of operations.